UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

U.S. Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
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Your Vote Counts! U.S. BANCORP2024 Annual Meeting Vote by April 15, 2024 11:59 PM ET. For shares held in a Plan, vote by April 11, 2024 11:59 PM ET.U.S. BANCORP INVESTOR RELATIONS 800 NICOLLET MALL BC-MN-H23K MINNEAPOLIS, MN 55402-7014V28290-P04258You invested in U.S. BANCORP and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 16, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 2, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control numberVirtually at:Vote Virtually at the Meeting* April 16, 2024 11:00 AM Central Timewww.virtualshareholdermeeting.com/USB2024* Please check the proxy materials for instructions on how to access the Company’s 2024 Annual Meeting of Shareholders via the internet at the website address above as well as for information on how to attend and vote at the meeting.V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. The election of each of the 13 directors named in the proxy statement:	
Nominees:	
1a. Warner L. Baxter	For
1b. Dorothy J. Bridges	For
1c. Elizabeth L. Buse	For
1d. Andrew Cecere	For
1e. Alan B. Colberg	For
1f. Kimberly N. Ellison-Taylor	For
1g. Kimberly J. Harris	For
1h. Roland A. Hernandez	For
1i. Richard P. McKenney	For
1j. Yusuf I. Mehdi	For
1k. Loretta E. Reynolds	For
1l. John P. Wiehoff	For
1m. Scott W. Wine	For
2. An advisory vote to approve the compensation of our executives disclosed in the proxy statement.	For
3. The ratification of the selection of Ernst & Young LLP as our independent auditor for the 2024 fiscal year.	For
4. Approval of the U.S. Bancorp 2024 Stock Incentive Plan.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

V28291-P04258